Exhibit 10.29

Summary of Non-Employee Director Compensation

Non-Employee		Fee for meetings
Director	Annual Fee	attended in person	Committee service fee

Stephen Humphreys, Chairman	$20,000	$1,000, plus reimbursement of travel expenses	$4,000 for nominating committee chairmanship

Oystein Larson	$10,000	$1,000, plus reimbursement of travel expenses

Ng Poh Chuan	$10,000	$1,000, plus reimbursement of travel expenses	$5,000 for audit committee membership

Simon Turner	$10,000	$1,000, plus reimbursement of travel expenses	$10,000 for audit committee chairmanship

			$4,000 for compensation committee chairmanship

			$2,000 for nominating committee membership

Andrew Vought	$10,000	$1,000, plus reimbursement of travel expenses	$5,000 for audit committee membership

			$2,000 for compensation committee membership

Manuel Cubero	$10,000	$1,000, plus reimbursement of travel expenses	$2,000 for compensation committee membership

			$2,000 for Advisory Board membership*

Hagen Hultzsch	$10,000	$1,000, plus reimbursement of travel expenses	$5,000 for audit committee membership

			$2,000 for nominating committee membership

			$2,000 for Advisory Board membership*

* The Advisory Board was disbanded in October of 2004.